Fees Summary	Aug. 12, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 12,218,750.00
Previously Paid Amount	0.00
Total Fee Amount	1,870.69
Total Offset Amount	0.00
Net Fee	$ 1,870.69